EXHIBIT 99.1

Prepared by

Hood & Nies, P.C.

P.O. Box 759. Spearfish SD 57783

(605) 642-2757

PURCHASE AGREEMENT

THIS AGREEMENT (“Agreement”) made and entered into effective the __ day of January, 2014, by and Between Deadbroke Mining Company, lnc., a South Dakota corporation, of P.O. Box 136, Spearfish, SD 57783, hereinafter referred to as SELLER; and Dakota Territory Resource Corp., a Nevada corporation, of 10580 N. McCarran Blvd., Building 115 - 208, Reno, Nevada 89503, hereinafter referred to as BUYER, the parties being unrelated, and the parties having jointly and mutually negotiated the terms, conditions, and language hereof,

WITNESSETH:

Seller agrees to sell and Buyer agrees to purchase all interest now owned or hereafter acquired by Seller in the mineral rights appertaining to the following described real property (“Property”), to‚ wit:

See Exhibit “A” which is an ESTIMATED legal description of the mineral rights subject to this Agreement, to be finalized by the parties before closing, in Lawrence County, South Dakota, upon the following terms and conditions mutually understood and agreed to by and between the parties as follows:

1.

Purchase Price and Payment; No Financing Contingency. The total purchase price for the Property shall be Thirty Two Thousand Five Hundred Dollars ($32,500.00) payable in cash at closing. This Agreement is not contingent upon the Buyer obtaining financing for the purchase.

2.

Date of Closing & Possession. Seller and Buyer shall close this Agreement on or before March 3, 2014. Buyer shall be entitled to possession of the Property on the date of closing. Hood & Nies, P.C. will close the transaction and issue a closing statement on Seller’s behalf.

3.

Title Insurance; Closing of Agreement Conditional Upon Acceptable Title. Seller will not furnish any title insurance or abstracts of title to Buyer. Buyer may obtain title insurance or other evidence of title at Buyer’s sole cost. However, the closing of this Agreement is contingent upon Buyer’s acceptance of the condition of the mineral title, and if Buyer is not satisfied the Buyer may terminate this Agreement before closing without penalty or default. Acceptance of Seller’s Mineral Quit Claim Deed at closing shall permanently waive any objections to title the Buyer may have.

4.

Conveyance. Seller will convey the Property to Buyer by a Quit Claim Mineral Deed containing the final legal description of the mineral rights as agreed by both parties prior to closing, to be executed and signed by Seller and delivered to Buyer upon payment of the purchase price in full.

5.

Assignment. Before closing, Buyer shall not assign any right, title orinterest acquired hereunder without first securing written approval and consent of the Seller. Seller shall not unreasonably withhold its consent and approval to any assignment proposed by Buyer to financially responsible parties. After closing, there are no limits on assignment.

6.

Costs.

A.

Seller shall pay the following costs: (a) Seller's attorneys fees and costs for preparing and closing this Agreement; and (b) transfer tax to record the Quit Claim Deed, if any.

B.

Buyer shall pay the following costs: (a) Owner’s title insurance policy and/or mineral search work, if any; (b) Buyer's attorney’s fees and costs for this transaction and to review any title insurance commitment or mineral search work, if any, and, (c) $30.00 recording fee for the Quit Claim Deed.

7.

Representation. This Agreement was prepared by Seller’s attorney and Buyer acknowledges Buyer was advised to seek independent legal advice concerning this Agreement if desired by Buyer.

8.

Tax Advice. Buyer and Seller acknowledge they have been advised to seek independent tax advice concerning the effects of this Agreement.

9.

Default. Time is declared to be of the essence of this Agreement and should either party default in any way or fail to perform any of the obligations required hereunder, then the non-defaulting party shall give the defaulting party written notice of the nature of the default and the defaulting party shall have a period of FIVE DAYS thereafter in which to cure the default. In the event that a default has occurred and the notice of default has been given, then and in that event, the non-defaulting party may then exercise any and all rights available in law and/or equity to the non-defaulting party.

10.

Notices. All notices of default shall be in writing and may be given by: certified mail, postage prepaid, addressed to the defaulting party’s last known post office address; (2) hand delivery; or, (3) process sewer, civil deputy or other official. All notices shall be deemed to be received by the defaulting party on the earlier of: (1) two days after the date of posting by certified mail; or (2) the date of actual receipt if delivered by hand or by personal service.

11.

No Survey. Buyer is purchasing the same based upon its legal description. Buyer hereby assumes full responsibility for the risk of loss, if any, clue to not having a survey done on the Property and further acknowledges the existing apparent property lines may not be accurate and that any acreage calculations or amounts related to the Property discussed between Seller and Buyer are merely estimates.

12.

Condition of Property; Limitation of Warranties. Buyer agrees to accept the Property in its present condition, “as is” Seller will provide no inspections. Seller makes no warranties, express or implied, to Buyer or anyone concerning any aspect of the Property, except as follows: to the best of Seller's knowledge and information, Seller owns the mineral property described by Exhibit "A" and it is not encumbered (no mortgages, liens, disputes, leases, contracts, or assignments) except as stated for an outstanding right of first refusal on “Exhibit A.” The Seller will give a notice of this offer to the holder of the right of refusal, and if the holder exercises this right, the purchase price shall be reduced by $57.50 for each net mineral acre purchased by the third party.

13.

Other Documents. The parties hereby mutually agree to execute any and all other documents which may be necessary or needed in order to effectuate the purposes of this Agreement.

14.

Written Memorandum. This Agreement constitutes a memorandum of the final meeting of the minds between the parties hereto of all prior negotiations had by the parties in reference to all matters covered herein; and, this Agreement is binding upon the respective heirs, executors, administrators and assigns of the parties hereto.

15.

Severability of Provisions. The invalidity or unenforceability of any term, phrase, paragraph, restriction, covenant, agreement or other provision hereof shall in no way affect the validity or enforcement of any other provision, or any part thereof.

16.

Choice of Law. This Agreement shall be governed by the laws of the State of South Dakota and any legal action concerning this Agreement shall be venued in the State Courts of South Dakota in Lawrence County, S.D.

17.

Counterparts. This Agreement may be executed in several counterparts, each of which so executed shall be deemed an original and all of which shall together constitute and be one and the same instrument.

18.

Amendment. This Agreement may be amended only by written agreement signed by all parties hereto.

19.

Pronouns. Whenever a masculine pronoun is used in this Agreement, it shall be taken to include the feminine, unless otherwise indicated by the context.

20.

No Partnership. Nothing in this Agreement shall create, nor be deemed to create, any joint venture, partnership, or any other relationship between the parties except that of Seller and Buyer, and the parties shall not take a contrary position.

21.

Execution of Agreement. This Agreement may be signed by the parties via original signatures or signatures transmitted by facsimile transmission, scanned email image, or any other reliable means of transmission and such signatures shall be deemed as original signatures and valid for all purposes.

22.

Authority. Seller and Buyer have full authority to enter into thisAgreement and in so doing are not violating any agreement with third parties, and have taken all such action as may be necessary or appropriate to make this Agreement binding upon them.

IN WITNESS WHEREOF, the parties have set their signatures the day and year first above written. This Agreement shall not be effective until signed by all parties.

DEADBROKE MINING CO., INC., a

DAKOTA TERRITORY RESOURCE

South Dakota corp., Seller

CORP., a Nevada corp., Buyer

By: /s/ L.W. Schuchardt

By: /s/ Gerald Aberle

L.W. Schuchardt, President

Gerald Aberle, Vice President & Chief Operating Officer

EXHIBIT A

Mineral Survey No. 63 located in Section 21, Township 5 North, Range 3 East,

B.H.M., Lawrence County, South Dakota, containing 7.71 acres, more or less.

Mineral Survey No. 300, located in Section 21, Township 5 North, Range 3 East,

B.H.M., Lawrence County, South Dakota, containing 6.87 acres, more or less.

Mineral Survey No. 301, located in Section 21, Township 5 North, Range 3 East,

B.H.M., Lawrence County, South Dakota, containing 10.38 acres, more or less.

Undivided one-half interest in Mineral Survey No. 329, located in Sections 5 and 6,

Township 5 North, Range 4 East, B.H.M., Lawrence County, South Dakota, containing 10.38 acres, more or less.

Mineral Survey No. 1030 located in Section 21, Township 5 North, Range 3 East,

B.H.M., Lawrence County, South Dakota, containing 10.20 acres, more or less.

Undivided one-half interest in Mineral Survey No. 1280 located in Section 31,

Township 5 North, Range 3 East, B.H.M., Lawrence County, South Dakota, containing 24.40 acres, more or less.

The following portions of Mineral Survey No. 1437, located in Section 21, Township 5 North, Range 3 East, B.H.M., Lawrence County, South Dakota:

Return Lode Claim, containing 9.761 acres, more or less; Deadbroke Lode Claim, containing 8.796 acres, more or less;

Lucky Boy Lode Claim, containing 4.436 acres, more or less.

Mineral Survey No. 1534 located in Section 21, Township 5 North, Range 3 East,

B.H.M., Lawrence County, South Dakota, containing 5.568 acres, more or less.

Mineral Survey No. 1622, located in Section 21, Township 5 North, Range 3 East,

B.H.M., Lawrence County, South Dakota, containing 0.752 acres, more or less.

The following portions of Mineral Survey No. 1652 and Mineral Survey No. 1812,

located in Sections 12 and 13 Township 5 North, Range 2 East, B.H.M., Lawrence

County, South Dakota:

An undivided one-half interest in the unplatted portion of Commercial Lode

Claim, the unplatted portion of Commercial No. 2 Lode Claim, the unplatted portion of Volunteer No. 2 Lode Claim, the unplatted portion of Grey Eagle Lode Claim, and the unplatted portion of Maid of Erin Lode Claim, containing 45.02 acres, more or less.

The portion of Sylvanite Lode Claim not in conflict with Spokane No. 3 Lode Claim, containing 7.78 acres, more or less.

An undivided one-half interest in Florence Lode Claim, containing 17.86 acres, more or less.

An undivided one half interest in the unplatted portion of Rowena No.

1 Lode Claim, containing 6.83 acres, more or less.

An undivided one-half interest in the metes and bounds parcel of

Rowena No. 2 Lode Claim, containing 8.32 acres, more or less.

The following portions of Mineral Survey No. 1657 located in Sections 13, 14 and 24, Township 5 North, Range 2 East, B.H.M., Lawrence County, South Dakota:

Lot 1, containing 5.136 acres, more or less.

Lot 2, containing 5.136 acres, more or less.

Lot 10, containing 5.15 acres, more or less.

Lot 11, containing 9.24 acres, more or less.

The following portions of Mineral Survey No. 1671 located in Section 13, Township 5 North, Range 2 East, B.H.M., Lawrence County, South Dakota:

Lot 1, containing 5.44 acres, more or less.

Lot 3, containing 4.38 acres, more or less.

Lot 4, containing 5.72 acres, more or less.

Lot 6, containing 6.28 acres, more or less.

Lot 7, containing 5.08 acres, more or less.

Lot 8, containing 4.04 acres, more or less.

The following portions of Mineral Survey No. 1764 located in Section 15, Township 4 North, Range 3 East, B.H.M., Lawrence County, South Dakota:

Lot 1, containing 2.39 acres, more or less.

Lot 2, containing 2.17 acres, more or less.

Lot 3, containing 3.02 acres, more or less.

Lot 4, containing 3.21 acres, more or less.

Lot 5, containing 3.06 acres, more or less.

Lot 6, containing 2.89 acres, more or less.

Lot 7, containing 2.76 acres, more or less.

Lot 8, containing 1.37 acres, more or less.

Lot 9, containing 3.31 acres, more or less.

Lot 10, containing 3.66 acres, more or less.

Lot 11, containing 3.7 acres, more or less.

Lot 12, containing 4.67 acres, more or less.

Lot A, a subdivision of Lot 13, containing 2.54 acres, more or less.

Lot B, a subdivision of Lot 13, containing 2.5 acres, more or less.

Lot C, a subdivision of Lot 13, containing 5 acres, more or less.

Lot D, a subdivision of Lot 13, containing 7.9 acres, more or less.

Lot E, a subdivision of Lot 13, containing 2.3 acres, more or less.

The following portions of Mineral Survey No. 1780 located in Section 13, Township 5 North, Range 2 East, B.H.M., Lawrence County, South Dakota:

Gold Eagle No. 6 Lode Claim containing 8.72 acres, more or less; and Gold

Eagle Fraction Lode Claim, containing 8.77 acres, more or less.

Record Lode Claim, containing 6 acres, more or less.

The unplatted portion of Herald Lode Claim, containing 10.94 acres, more or less.

The unplatted portion of Baltimore Lode Claim, containing 4.43 acres, more or less.

Mineral Survey No. 1781 located in Section 21, Township 4 North, Range 3 East,

B.H.M., Lawrence County, South Dakota containing 12.836 acres, more or less.

Mineral Survey No. 1813 located in Section 31, Township 5 North, Range 3 East,

B.H.M., Lawrence County, South Dakota, containing 31.58 acres, more or less.

The following portions of Mineral Survey No. 1833 located in Section 24, Township 5 North, Range 2 East, B.H.M., Lawrence County, South Dakota: Lot 1, containing 4.56 acres, more or less.

Undivided one-half interest in Mineral Survey No. 1840 located in Sections 1 and 12, Township 2 North, Range 3 East, and also in Sections 6 and 7, Township 2 North, Range 4 East, B.H.M., Lawrence County, South Dakota, containing 79.97 acres, more or less.

The following portions of Mineral Survey No. 1869 located in Sections 1 and 12,

Township 4 North, Range 3 East, B.H.M., Lawrence County, South Dakota:

Mountain Echo Lode Claim except Tract 2 and Gold Standard Lode Claim,

containing 33.27 acres, more or less.

Tract 2 of Mountain Echo Lode Claim, containing 5.03 acres, more or less.

Tract 1, containing 1.85 acres, more or less.

Mineral Survey No. 1882 located in Section 31, Township 5 North, Range 3 East,

B.H.M., Lawrence County, South Dakota, containing 36.22 acres, more or less.

The following portions of Mineral Survey No. 1900 located in Section 11, Township

4 North, Range 3 East, B.H.M., Lawrence County, South Dakota:

An undivided one-half interest in Tract 1, containing 9 acres, more or less.

An undivided one-half interest in Tract 2, containing 10 acres, more or less.

An undivided one-half interest in Tract 3A, containing 8 acres, more or less.

An undivided one-half interest in Tract 3B, containing 2 acres, more or less.

An undivided one-half interest in Tract4, containing 8.372 acres, more or less.

An undivided one-half interest in Tract 5, containing 1 1.77 acres, more or less.

The following portions of Mineral Survey No. 1914 located in Section 13, Township 5 North, Range 2 East, B.H.M., Lawrence County, South Dakota:

The unplatted portion of Spokane No. 1 Lode Claim, containing 9.2 acres, more or less.

The unplatted portion of Spokane No. 3 Lode Claim, containing 12.49 acres more or less.

The unplatted portion of Spokane No. 4 Lode Claim, containing 7.65 acres,

more or less.

Rich Hill No. 3 Lode Claim, containing 16.25 acres, more or less.

The unplatted portion of Elkhorn No. 3 Lode Claim, except the metes and bounds portion, containing 12.34 acres, more or less. Vernon Lode Claim, containing 13.76 acres, more or less. Lot 67, containing 0.43 acres, more or less.

Lot 84, containing 0.94 acres, more or less.

Tract 1, containing 11 acres, more or less.

Tract 2, containing 3.2 acres, more or less.

Tract A, containing 3.32 acres, more or less.